Exhibit 99.1

Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

July 19, 2006

News Media & Financial Analyst Contact:

Alan Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 7.2% increase in Second Quarter Earnings

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $1.6 million, or $0.24 per diluted share, for the quarter ended June 30, 2006, a 7.2% increase compared to net income of $1.5 million, or $0.23 per diluted share, for the quarter ended June 30, 2005. Return on average assets and average common equity for the second quarter of 2006 were 1.03% and 15.39%, respectively, as compared to 1.13% and 16.50%, respectively, for the second quarter of 2005.

For the six months ended June 30, 2006, net income was $3.3 million, or $0.48 per diluted share, a 16.1% increase from the $2.8 million, or $0.42 per diluted share for the same period a year ago. Return on average assets and average common equity for the six months ended June 30, 2006, were 1.05% and 15.82%, respectively, as compared to 1.08% and 15.62%, respectively, for the prior year’s comparable period.

“We are pleased with operating results for the second quarter of 2006 and continue to remain optimistic about full year earnings for 2006,” said Unity President and Chief Executive Officer, James A. Hughes. “The Company continues to execute its long-term plan by building a high quality community banking organization. In July of 2006 the Company ranked 20th out of 200 publicly traded community banks in the country based on a three year average of return on equity, as published in USBANKER.”

Net interest income was $6.0 million for the second quarter of 2006, a 14.6% increase compared to a year ago. The increase in net interest income was due primarily to an increase in interest-earning assets, partially offset by a decrease in net interest margin. Net interest margin was 3.99% for the second quarter of 2006, compared to 4.12% for the second quarter of 2005. The Federal Reserve Bank has raised rates 17 times, or 425 basis points, since 2004. These increases have resulted in a flat yield curve and a challenging interest-rate environment. Despite this environment, the Company was able to grow net interest income. The effect of the flat yield curve may cause the net interest margin to further contract during the remainder of 2006.

The provision for loan losses for the second quarter of 2006 was $250 thousand, compared to $350 thousand for the quarter ended June 30, 2005. Net loan charge-offs for the quarter ended June 30, 2006 were $113 thousand, compared to net-charge offs of $53 thousand for the quarter ended June 30, 2005.

Total non-interest income for the second quarter of 2006 was $1.6 million, down 25.0% from the same period a year ago. Service charges on deposits for the second quarter decreased 6.8% compared to the second quarter of 2005. Service and loan fees for the second quarter of 2006 decreased 35.6% from a year ago, due to a decrease in prepayment fees on commercial loans and loan processing fees. Gains on sales of SBA loans amounted to $558 thousand for the second quarter of 2006, compared to $741 thousand for the quarter ended June 30, 2005. Other income for the second quarter of 2006 decreased $111 thousand as compared to the same period last year, due primarily to a decrease in loan referral fees.

Total non-interest expenses for the second quarter of 2006 were $5.0 million, an increase of 7.7% from the prior year’s comparable quarter. The increase from the prior year’s comparable quarter was primarily due to increases in compensation and benefits, processing and communications, furniture and equipment, and occupancy expense, partially offset by decreases in professional fees, loan servicing costs, advertising and other expenses. Compensation and benefits increased 15.1%, due to increased head count, merit increases and rising health insurance costs. Processing and communications increased 13.1%, due to increased transactional volume. Furniture and equipment and occupancy costs increased 16.5% and 28.9% respectively. Increases in head count, furniture and equipment and occupancy expenses were due, in part, to the addition of a new branch in the fourth quarter of 2005. In addition, the refurbishment of the existing branch network contributed to the increases in equipment and occupancy expenses. Loan servicing costs decreased 67.5%, due to the collection of expenses on delinquent loans.

Total assets at June 30, 2006 were $670.9 million, a 16.2% increase from June 30, 2005.  The increase in assets from the prior year was primarily due to growth in the Company’s loan portfolio. Total loans at June 30, 2006 were $484.6 million, a 17.9% increase from June 30, 2005. The growth in the loan portfolio occurred primarily in Commercial and SBA lending. Commercial loans increased $68.0 million, or 29.6%; SBA loans increased $12.3 million, or 17.3%; residential mortgage loans decreased 12.2% from the prior year due to paydowns in the portfolio and the Company choosing to sell new originations; and consumer loans increased $1.2 million, or 2.7%.

At June 30, 2006, the allowance for loan losses was $7.3 million, or 1.50% of total loans, compared to 1.52% at June 30, 2005. Non-performing assets at June 30, 2006 were $2.6 million,

or 0.53% of total loans and OREO, as compared to $4.8 million or 1.16% of total loans and OREO from a year ago. There were no loans past due greater than 90 days and still accruing as of June 30, 2006.

Total deposits at June 30, 2006, were $576.4 million; a 20.8% increase from June 30, 2005. This increase was primarily the result of growth in savings accounts, demand and time deposits, partially offset by the decline in interest bearing checking accounts. Demand deposit accounts increased $1.9 million, or 2.4% from June 30, 2005. Savings accounts increased $38.5 million, or 25.8% from June 30, 2005, due to a high-yield savings product. Time deposits increased $89.5 million, or 88.8%, from June 30, 2005.

“Our Forks Township Pennsylvania branch will open in the third quarter of 2006” said Mr. Hughes, “We now have three branches in process: Washington and Middlesex in New Jersey and the Forks Township branch, as we are successfully moving forward with our targeted branch expansion plans along the I-78 corridor into the Lehigh Valley in Pennsylvania,” said Mr. Hughes.

Total shareholders’ equity was $43.4 million at June 30, 2006, a 13.1% increase from June 30, 2005.  The increase in shareholders’ equity was primarily due to retained profits, partially offset by the payment of cash dividends and a decline in other comprehensive income.

As of June 30, 2006, the Company’s Tier I leverage ratio was 8.22%, Tier I risk-based capital ratio was 9.85%, and total risk-based capital ratio was 11.10%. All regulatory capital ratios exceeded the well-capitalized, federal capital adequacy requirements as of June 30, 2006.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $671 million in assets and $576 million in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 14 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren counties in New Jersey. For additional information about Unity visit our website at www.unitybank.com or call 800 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.

Unity Bancorp, Inc.
Consolidated Financial Highlights
(Dollars in thousands, except per share data)

				Jun. 06 vs.
	Jun. 30, 2006	Mar. 31, 2006	Jun. 30, 2005	Mar. 06	Jun. 05
BALANCE SHEET DATA:
Assets	$670,870	$628,055	$577,507	6.8%	16.2%
Deposits	576,376	534,437	477,274	7.8	20.8
Loans	484,622	467,963	410,926	3.6	17.9
Securities	108,979	101,641	113,774	7.2	(4.2)
Shareholders’ equity	43,446	42,477	38,411	2.3	13.1
Allowance for loan losses	7,257	7,120	6,239	1.9	16.3

FINANCIAL DATA - QUARTER TO DATE:
Net income before taxes	$2,429	$2,499	$2,468	(2.8)%	(1.6)%
Federal and state income tax provision	792	842	941	(5.9)	(15.8)
Net income	1,637	1,657	1,527	(1.2)	7.2

Per share-basic	0.25	0.25	0.24	—	4.2

Per share-diluted	0.24	0.24	0.23	—	4.3
Return on average assets	1.03%	1.08%	1.13%	(4.6)	(8.8)
Return on average common equity	15.39	16.26	16.50	(5.4)	(6.7)
Efficiency ratio	65.12	65.25	62.43	(0.2)	4.3

FINANCIAL DATA - YEAR TO DATE:
Net income before taxes	$4,928	—	$4,576	—	7.7
Federal and state income tax provision	1,634	—	1,739	—	(6.0)
Net income	3,294	—	2,837	—	16.1%
Per share-basic	0.50	—	0.44	—	13.6
Per share-diluted	0.48	—	0.42	—	14.3
Return on average assets	1.05%	—	1.08%	—	(2.8)
Return on average common equity	15.82	—	15.62	—	1.3
Efficiency ratio	65.19	—	64.34	—	1.3
	-
SHARE INFORMATION:
Closing price per share	$15.49	$15.29	$11.39	1.3%	36.0%
Cash dividends declared	0.05	0.05	0.05	—	—
Book value per share	6.60	6.47	5.99	2.0	10.2
Average diluted shares outstanding (QTD)	6,905	6,896	6,744	0.1	2.4

CAPITAL RATIOS:
Total equity to total assets	6.48%	6.76%	6.65%	(4.1)%	(2.6)%
Tier I capital to average assets (leverage)	8.22	8.26	8.67	(0.5)	(5.2)
Tier I capital to risk-adjusted assets	9.85	9.93	10.65	(0.8)	(7.5)
Total risk-based capital	11.10	11.18	11.91	(0.7)	(6.8)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$2,552	$3,781	$4,777	(32.5)%	(46.6)%
Net charge offs to average loans (QTD)	0.10%	0.06%	0.05%	66.7	100.0
Allowance for loan losses to total loans	1.50	1.52	1.52	(1.3)	(1.3)
Nonperforming assets to total loans and OREO	0.53	0.81	1.16	(34.6)	(54.3)

Unity Bancorp, Inc.
Consolidated Balance Sheets
(In thousands)

				Jun. 06 vs.
	Jun. 30, 2006	Mar. 31, 2006	Jun. 30, 2005	Mar. 06	Jun. 05
ASSETS
Cash and due from banks	$13,709	$12,171	$11,284	12.6%	21.5%
Federal funds sold and interest bearing deposits	42,631	25,726	23,336	65.7	82.7
Securities:
Available for sale	68,104	63,411	78,139	7.4	(12.8)
Held to maturity	40,875	38,230	35,635	6.9	14.7
Total securities	108,979	101,641	113,774	7.2	(4.2)
Loans:
SBA - Held for sale	24,384	16,826	13,880	44.9	75.7
SBA - Held to Maturity	59,111	65,305	57,315	(9.5)	3.1
Commercial	297,826	279,369	229,860	6.6	29.6
Residential mortgage	55,966	60,194	63,775	(7.0)	(12.2)
Consumer	47,335	46,269	46,096	2.3	2.7
Total loans	484,622	467,963	410,926	3.6	17.9
Less: Allowance for loan losses	7,257	7,120	6,239	1.9	16.3
Net loans	477,365	460,843	404,687	3.6	18.0
Goodwill and other intangibles	1,611	1,614	—	(0.2)	—
Premises and equipment, net	10,954	10,723	10,208	2.2	7.3
Accrued interest receivable	3,460	3,350	2,747	3.3	26.0
Loan servicing asset	2,424	2,476	2,177	(2.1)	11.3
Bank Owned Life Insurance	5,279	5,232	5,093	0.9	3.7
Other assets	4,458	4,279	4,201	4.2	6.1
Total Assets	$670,870	$628,055	$577,507	6.8%	16.2%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand deposits	$81,721	$81,210	$79,830	0.6%	2.4%
Interest-bearing deposits:
Interest bearing checking	116,497	113,441	147,315	2.7	(20.9)
Savings	187,841	178,848	149,348	5.0	25.8
Time, under $100,000	124,652	108,211	72,655	15.2	71.6
Time, $100,000 and over	65,665	52,727	28,126	24.5	133.5
Total deposits	576,376	534,437	477,274	7.8	20.8
Borrowed funds and subordinated debentures	49,279	49,279	59,279	—	(16.9)
Accrued interest payable	313	298	249	5.0	25.7
Accrued expenses and other liabilities	1,456	1,564	2,294	(6.9)	(36.5)
Total liabilities	627,424	585,578	539,096	7.1	16.4
Commitments and Contingencies	—	—	—
Shareholders’ equity:
Common stock, no par value, 12,500 shares authorized	43,866	38,697	37,988	13.4	15.5
Retained earnings	1,555	5,241	1,155	(70.3)	34.6
Treasury stock at cost	(242)	(242)	(242)	—	—
Accumulated other comprehensive loss, net of tax	(1,733)	(1,219)	(490)	N/M	N/M
Total shareholders’ equity	43,446	42,477	38,411	2.3	13.1
Total Liabilities and Shareholders’ Equity	$670,870	$628,055	$577,507	6.8%	16.2%

COMMON SHARES AT PERIOD END:
Issued	6,602	6,589	6,435
Outstanding	6,579	6,566	6,412
Treasury	23	23	23

N/M= Not meaningful

Unity Bancorp, Inc.

Consolidated Statements of Income
(In thousands, except per share data)

				Jun. 06 vs.
	Jun. 30, 2006	Mar. 31, 2006	Jun. 30, 2005	Mar. 06	Jun. 05
FOR THE THREE MONTHS ENDED:
INTEREST INCOME
Fed funds sold and interest on deposits	$354	$207	$117	71.0%	202.6%
Securities:
Available for sale	709	708	809	0.1	(12.4)
Held to maturity	467	476	348	(1.9)	34.2
Total securities	1,176	1,184	1,157	(0.7)	1.6
Loans:
SBA	2,179	2,153	1,448	1.2	50.5
Commercial	5,368	4,892	3,764	9.7	42.6
Residential mortgage	788	820	805	(3.9)	(2.1)
Consumer	779	744	652	4.7	19.5
Total loan interest income	9,114	8,609	6,669	5.9	36.7
Total interest income	10,644	10,000	7,943	6.4	34.0
INTEREST EXPENSE
Interest bearing demand deposits	653	694	635	(5.9)	2.8
Savings deposits	1,704	1,192	781	43.0	118.2
Time deposits	1,671	1,499	764	11.5	118.7
Borrowed funds and subordinated debentures	583	562	498	3.7	17.1
Total interest expense	4,611	3,947	2,678	16.8	72.2
Net interest income	6,033	6,053	5,265	(0.3)	14.6
Provision for loan losses	250	300	350	(16.7)	(28.6)
Net interest income after provision for loan losses	5,783	5,753	4,915	0.5	17.7
NONINTEREST INCOME
Service charges on deposit accounts	409	433	439	(5.5)	(6.8)
Service and loan fee income	406	395	630	2.8	(35.6)
Gain on SBA loan sales	558	700	741	(20.3)	(24.7)
Gain on Mortgage loan sales	110	62	54	77.4	103.7
Gain on sales of other loans	—	82	—	—	—
Bank owned life insurance	46	47	46	(2.1)	—
Net securities gains	—	—	24	—	—
Other income	118	283	261	(58.3)	(54.8)
Total noninterest income	1,647	2,002	2,195	(17.7)	(25.0)
NONINTEREST EXPENSES
Compensation and benefits	2,664	2,725	2,314	(2.2)	15.1
Processing and communications	553	527	489	4.9	13.1
Occupancy, net	646	648	501	(0.3)	28.9
Furniture and equipment	381	393	327	(3.1)	16.5
Professional fees	151	132	194	14.4	(22.2)
Loan servicing costs	55	101	169	(45.5)	(67.5)
Advertising	148	170	187	(12.9)	(20.9)
Deposit insurance	16	17	15	(5.9)	6.7
Other	387	543	446	(28.7)	(13.2)
Total noninterest expenses	5,001	5,256	4,642	(4.9)	7.7
Income before taxes	2,429	2,499	2,468	(2.8)	(1.6)
Federal and state income tax provision	792	842	941	(5.9)	(15.8)
Net Income	$1,637	$1,657	$1,527	(1.2)%	7.2%

Net Income Per Common Share-Basic	$0.25	$0.25	$0.24	—%	4.2%
Net Income Per Common Share-Diluted	$0.24	$0.24	$0.23	—%	4.3%

AVERAGE COMMON SHARES OUTSTANDING:
Basic	6,574	6,556	6,414
Diluted	6,905	6,896	6,744

Unity Bancorp, Inc.

Consolidated Statements of Income

(Dollars in thousands, except per share data)

			Jun. 06 vs.
	Jun. 30, 2006	Jun. 30, 2005	Jun. 05
YEAR TO DATE
INTEREST INCOME
Fed funds sold and interest on deposits	$561	$179	213.4%
Securities:
Available for sale	1,417	1,605	(11.7)
Held to maturity	943	622	51.6
Total securities	2,360	2,227	6.0
Loans:
SBA	4,332	2,807	54.3
Commercial	10,260	7,402	38.6
Residential mortgage	1,608	1,607	0.1
Consumer	1,523	1,244	22.4
Total loan interest income	17,723	13,060	35.7
Total interest income	20,644	15,466	33.5
INTEREST EXPENSE
Interest bearing demand deposits	1,347	1,246	8.1
Savings deposits	2,896	1,241	133.4
Time deposits	3,170	1,527	107.6
Borrowed funds and subordinated debentures	1,145	922	24.2
Total interest expense	8,558	4,936	73.4
Net interest income	12,086	10,530	14.8
Provision for loan losses	550	650	(15.4)
Net interest income after provision for loan losses	11,536	9,880	16.8
NONINTEREST INCOME
Service charges on deposit accounts	842	869	(3.1)
Service and loan fee income	801	1,166	(31.3)
Gain on SBA loan sales	1,258	1,201	4.7
Gain on Mortgage loan sales	172	146	17.8
Gains on sales of other loans	82	—	—
Bank owned life insurance	93	93	0.0
Net securities gains	0	77	—
Other income	401	434	(7.6)
Total noninterest income	3,649	3,986	(8.5)
NONINTEREST EXPENSES
Compensation and benefits	5,389	4,711	14.4
Processing and communications	1,080	955	13.1
Occupancy, net	1,294	1,094	18.3
Furniture and equipment	774	656	18.0
Professional fees	283	303	(6.6)
Loan servicing costs	156	346	(54.9)
Advertising	318	372	(14.5)
Deposit insurance	33	30	10.0
Other	930	823	13.0
Total noninterest expenses	10,257	9,290	10.4
Income before taxes	4,928	4,576	7.7
Federal and state income tax provision	1,634	1,739	(6.0)
Net Income	$3,294	$2,837	16.1%

Net Income Per Common Share-Basic	$0.50	$0.44	13.6%
Net Income Per Common Share-Diluted	$0.48	$0.42	14.3%

Average common shares outstanding:
Basic	6,565	6,399
Diluted	6,901	6,744

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended
	June 30, 2006			March 31, 2006
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:

Federal funds sold and interest-bearing deposits with banks	$30,005	$354	4.73%	$19,493	$207	4.31%
Securities:
Available for sale	62,831	722	4.60	64,812	721	4.45
Held to maturity	38,283	467	4.88	39,291	476	4.85
Total securities	101,114	1,189	4.70	104,103	1,197	4.60
Loans, net of unearned discount:
SBA	83,708	2,179	10.41	85,931	2,153	10.02
Commercial	286,943	5,368	7.50	271,323	4,892	7.31
Residential mortgage	58,135	788	5.42	61,126	820	5.37
Consumer	46,690	779	6.69	46,501	744	6.49
Total loans	475,476	9,114	7.68	464,881	8,609	7.47
Total interest-earning assets	606,595	10,657	7.04	588,477	10,013	6.86
Noninterest-earning assets:
Cash and due from banks	12,535			11,698
Allowance for loan losses	(7,478)			(7,154)
Other assets	28,355			26,847
Total noninterest-earning assets	33,412			31,391
Total Assets	$640,007			$619,868

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$116,303	653	2.25	$128,150	694	2.20
Savings deposits	184,168	1,704	3.71	158,058	1,192	3.06
Time deposits	167,245	1,671	4.01	162,533	1,499	3.74
Total interest-bearing deposits	467,716	4,028	3.45	448,741	3,385	3.06
Borrowed funds and subordinated debentures	49,279	583	4.75	49,279	562	4.63
Total interest-bearing liabilities	516,995	4,611	3.58	498,020	3,947	3.21
Noninterest-bearing liabilities:
Demand deposits	78,764			78,179
Other liabilities	1,589			2,339
Total noninterest-bearing liabilities	80,353			80,518
Shareholders’ equity	42,659			41,330
Total Liabilities and Shareholders’ Equity	$640,007			$619,868

Net interest spread		6,046	3.46%		6,066	3.65%
Tax-equivalent basis adjustment		(13)			(13)
Net interest income		$6,033			$6,053
Net interest margin			3.99%			4.12%

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended
	June 30, 2006			June 30, 2005
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:

Federal funds sold and interest-bearing deposits with banks	$30,005	$354	4.73%	$16,716	$117	2.81%
Securities:
Available for sale	62,831	722	4.60	77,646	822	4.23
Held to maturity	38,283	467	4.88	29,124	348	4.78
Total securities	101,114	1,189	4.70	106,770	1,170	4.38
Loans, net of unearned discount:
SBA	83,708	2,179	10.41	68,511	1,448	8.45
Commercial	286,943	5,368	7.50	215,985	3,764	6.99
Residential mortgage	58,135	788	5.42	60,136	805	5.35
Consumer	46,690	779	6.69	44,493	652	5.88
Total loans	475,476	9,114	7.68	389,125	6,669	6.87
Total interest-earning assets	606,595	10,657	7.04	512,611	7,956	6.22
Noninterest-earning assets:
Cash and due from banks	12,535			13,590
Allowance for loan losses	(7,478)			(6,085)
Other assets	28,355			20,263
Total noninterest-earning assets	33,412			27,768
Total Assets	$640,007			$540,379

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$116,303	653	2.25	$156,186	635	1.63
Savings deposits	184,168	1,704	3.71	119,325	781	2.63
Time deposits	167,245	1,671	4.01	103,674	764	2.96
Total interest-bearing deposits	467,716	4,028	3.45	379,185	2,180	2.31
Borrowed funds and subordinated debentures	49,279	583	4.75	44,033	498	4.54
Total interest-bearing liabilities	516,995	4,611	3.58	423,218	2,678	2.54
Noninterest-bearing liabilities:
Demand deposits	78,764			77,744
Other liabilities	1,589			2,292
Total noninterest-bearing liabilities	80,353			80,036
Shareholders’ equity	42,659			37,125
Total Liabilities and Shareholders’ Equity	$640,007			$540,379

Net interest spread		6,046	3.46%		5,278	3.68%
Tax-equivalent basis adjustment		(13)			(13)
Net interest income		$6,033			$5,265
Net interest margin			3.99%			4.12%

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Year to Date
	June 30, 2006			June 30, 2005
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:

Federal funds sold and interest-bearing deposits with banks	$24,778	$561	4.57%	$13,541	$179	2.67%
Securities:
Available for sale	63,816	1,443	4.52	77,288	1,631	4.22
Held to maturity	38,784	943	4.86	24,538	622	5.07
Total securities	102,600	2,386	4.65	101,826	2,253	4.43
Loans, net of unearned discount:
SBA	84,813	4,332	10.22	66,748	2,807	8.41
Commercial	279,176	10,260	7.41	214,174	7,402	6.97
Residential mortgage	59,622	1,608	5.39	60,248	1,607	5.33
Consumer	46,596	1,523	6.59	43,493	1,244	5.77
Total loans	470,207	17,723	7.58	384,663	13,060	6.83
Total interest-earning assets	597,585	20,670	6.95	500,030	15,492	6.23
Noninterest-earning assets:
Cash and due from banks	12,119			12,177
Allowance for loan losses	(7,317)			(6,066)
Other assets	27,605			23,081
Total noninterest-earning assets	32,407			29,192
Total Assets	$629,992			$529,222

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$122,194	1,347	2.22	$158,575	1,246	1.58
Savings deposits	171,185	2,896	3.41	105,387	1,241	2.37
Time deposits	164,902	3,170	3.88	106,011	1,527	2.90
Total interest-bearing deposits	458,281	7,413	3.26	369,973	4,014	2.19
Borrowed funds and subordinated debentures	49,279	1,145	4.69	42,097	922	4.42
Total interest-bearing liabilities	507,560	8,558	3.40	412,070	4,936	2.42
Noninterest-bearing liabilities:
Demand deposits	78,473			78,295
Other liabilities	1,961			2,135
Total noninterest-bearing liabilities	80,434			80,430
Shareholders’ equity	41,998			36,722
Total Liabilities and Shareholders’ Equity	$629,992			$529,222

Net interest spread		12,112	3.55%		10,556	3.81%
Tax-equivalent basis adjustment		(26)			(26)
Net interest income		$12,086			$10,530
Net interest margin			4.05%			4.22%

Unity Bancorp, Inc.

Allowance for Loan Losses and Loan Quality Schedules

(Dollars in thousands)

	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning	$7,120	$6,892	$6,558	$6,239	$5,942
Provision charged to expense	250	300	525	675	350
	7,370	7,192	7,083	6,914	6,292
Less: Charge offs
SBA	66	46	91	(9)	112
Commercial	48	4	18	87	30
Residential mortgage	—	—	—	25	—
Consumer	14	35	249	262	4
Total Charge Offs	128	85	358	365	146
Add:Recoveries
SBA	—	—	130	—	30
Commercial	2	11	24	8	7
Residential mortgage	—	—	—	—	—
Consumer	13	2	13	1	56
Total Recoveries	15	13	167	9	93
Net Charge Offs	113	72	191	356	53
Balance, ending	$7,257	$7,120	$6,892	$6,558	$6,239

LOAN QUALITY INFORMATION:
Nonperforming loans	$2,552	$3,605	$4,361	$5,555	$4,777
Other real estate owned, net	—	176	178	178	—
Nonperforming assets	$2,552	$3,781	$4,539	$5,733	$4,777

Loans 90 days past due and still accruing	$—	$326	$—	$—	$—

Allowance for loan losses to:
Total loans at period end	1.50%	1.52%	1.54%	1.51%	1.52%
Nonperforming loans	284.37	197.50	158.04	118.06	130.60
Nonperforming assets	284.37	188.31	151.84	114.39	130.60
Net charge offs to average loans (QTD)	0.10	0.06	0.17	0.33	0.05
Net charge offs to average loans (YTD)	0.08	0.06	0.20	0.21	0.14
Nonperforming loans to total loans	0.53	0.77	0.97	1.28	1.16
Nonperforming assets to total loans and OREO	0.53	0.81	1.01	1.32	1.16

Unity Bancorp, Inc.

Quarterly Financial Data

	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05
SUMMARY OF INCOME (in thousands) :
Interest income	$10,644	$10,000	$9,486	$8,885	$7,943
Interest expense	4,611	3,947	3,519	3,148	2,678
Net interest income	6,033	6,053	5,967	5,737	5,265
Provision for loan losses	250	300	525	675	350
Net interest income after provision	5,783	5,753	5,442	5,062	4,915
Noninterest income	1,647	2,002	2,072	2,132	2,195
Noninterest expense	5,001	5,256	4,804	4,582	4,642
Income before income taxes	2,429	2,499	2,710	2,612	2,468
Federal and state income tax provision	792	842	956	993	941
Net Income	1,637	1,657	1,754	1,619	1,527
Net Income per Common Share:
Basic	$0.25	$0.25	$0.27	$0.25	$0.24
Diluted	0.24	0.24	0.26	0.24	0.23
COMMON SHARE DATA:
Cash dividends declared	$0.05	$0.05	$0.05	$0.05	$0.05
Book value at quarter end	6.60	6.47	6.26	6.16	5.99
Market value at quarter end	15.49	15.29	13.33	12.47	11.39
Average common shares outstanding: (000’s)
Basic	6,574	6,556	6,491	6,418	6,414
Diluted	6,905	6,896	6,807	6,747	6,744
Common shares outstanding at period end (000’s)	6,579	6,566	6,536	6,420	6,412
OPERATING RATIOS:
Return on average assets	1.03%	1.08%	1.16%	1.09%	1.13%
Return on average common equity	15.39	16.26	17.62	16.36	16.50
Efficiency ratio	65.12	65.25	59.76	58.17	62.43
BALANCE SHEET DATA (in thousands):
Assets	$670,870	$628,055	$614,172	$609,916	$577,507
Deposits	576,376	534,437	521,860	518,696	477,274
Loans	484,622	467,963	448,567	434,749	410,926
Shareholders’ equity	43,446	42,477	40,929	39,526	38,411
Allowance for loan losses	7,257	7,120	6,892	6,558	6,239
TAX-EQUIVALENT YIELDS AND RATES:
Interest-earning assets	7.04%	6.86%	6.63%	6.35%	6.22%
Interest-bearing liabilities	3.58	3.21	2.91	2.66	2.54
Net interest spread	3.46	3.65	3.72	3.69	3.68
Net interest margin	3.99	4.12	4.20	4.12	4.12
CREDIT QUALITY:
Nonperforming assets (in thousands)	$2,552	$3,781	$4,539	$5,733	$4,777
Allowance for loan losses to period-end loans	1.50%	1.52%	1.54%	1.51%	1.52%
Net charge offs to average loans	0.10	0.06	0.17	0.33	0.05
Nonperforming assets to loans and OREO	0.53	0.81	1.01	1.32	1.16
CAPITAL AND OTHER:
Total equity to assets	6.48%	6.76%	6.66%	6.48%	6.65%
Tier I capital to average assets (leverage)	8.22	8.26	8.48	8.55	8.67
Tier I capital to risk-adjusted assets	9.85	9.93	10.26	10.40	10.65
Total capital to risk-adjusted assets	11.10	11.18	11.51	11.65	11.91
Number of banking offices	14	14	14	13	13
Number of ATMs	16	16	16	15	15
Number of employees	191	190	190	185	178

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with $671 million in assets and $576 million in deposits.  Unity Bank provides financial services to retail, corporate & small business customers through its 14 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren counties in New Jersey. For additional information about Unity visit our website at www.unitybank.com or call (800) 618-BANK

This letter contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the Company’s control and could impede its ability to achieve these goals. These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.